ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this "Agreement") is made and entered into as of the 30th day of June, 2006 by and between **LOWNDES, DROSDICK, DOSTER, KANTOR & REED, P.A.**, a Florida professional corporation ("Stock Escrow Agent"), **KMA CAPITAL PARTNERS, INC.** and **KMA CAPITAL PARTNERS, LTD.** ("KMA"), **JAMES JENKINS** ("Jenkins"), **CHARLES GIANNETTO** ("Giannetto") (sometimes collectively referred to as "KMA/Jenkins/Giannetto"), **CF HOLDINGS, LLC**, ("CF"), and **SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC., f/k/a CALI HOLDINGS, INC.** ("SEAI" or "SVXA") (collectively, KMA, Jenkins, Giannetto, CF and SVXA referred to as the "Parties").

WITNESSETH:

WHEREAS, the Parties entered into a Settlement Agreement and General Release (the "Settlement Agreement") of even date whereby SVXA conveyed to the Shareholders 910,000 shares of SVXA Common Stock, Rule 144 restricted, issue date of January 18, 2006, the date upon which reverse split was effective (hereinafter referred to as the "January Shares");

WHEREAS, the Parties have executed a Leak Out Agreement of even date herewith (the "Leak Out Agreement"), and in the Leak Out Agreement KMA/Jenkins/Giannetto have given SVXA a time-limited exclusive right to buy back the January Shares at different times and in different amounts as defined in the Leak Out Agreement; and whereas if SVXA does not purchase the January Shares, KMA/Jenkins/Giannetto have agreed to sell no more than ten percent (10%) of the daily volume as defined in the Leak Out Agreement.

WHEREAS, KMA currently owns 400,000 shares of SVXA common stock ("the October Shares"), which represents the balance of the block of shares issued to KMA by Cali Holdings, Inc. on or about October 5, 2005; whereas the October Shares are represented by two certificates of 200,000 shares; whereas the transfer agent, Transfer On-Line, currently has a "stop" on the October Shares; whereas 200,000 of the October Shares are being held at E*Trade, and the other 200,000 are in a certificate being held by KMA, which certificate will be delivered to E*Trade pursuant to the terms of the Settlement Agreement;

WHEREAS, KMA has given SVXA a time-limited right to buy back the October Shares at different times and in different amounts as defined in the Leak Out Agreement; whereas, if SVXA does not purchase the October Shares, KMA has agreed to sell no more than ten percent (10%) of the daily volume as defined in the Leak Out Agreement; and whereas, SVXA will instruct the transfer agent to remove any stop transfer orders as provided in the Settlement Agreement;

NOW, THEREFORE, for and in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Recitals. The recitals are true and correct and incorporated by reference herein.

2. Acceptance of Appointment. Stock Escrow Agent hereby accepts its appointment as stock escrow agent pursuant to the terms of this Agreement and undertakes to perform the duties expressly set forth herein. Stock Escrow Agent will not have any implied duties or obligations arising from this Agreement or the relationships created hereunder.

3. Deliveries to Stock Escrow Agent. In accordance with the Settlement Agreement, SVXA shall deliver the 910,000 January Shares to Stock Escrow Agent to be held, deposited, delivered and disbursed pursuant to the terms of this Agreement. Stock Escrow Agent shall not assign, transfer, pledge, or in any other way encumber the stock during the period this Agreement is in effect in any way not intended by this Agreement.

4. Disposition by Stock Escrow Agent. SVXA has been granted an exclusive option to buy back any and all of the January Shares at different times and in different amounts as defined in the Leak Out Agreement. Stock Escrow Agent shall deliver the January Shares to SVXA upon the occurrence of each and every one of the following conditions: (i) Stock Escrow Agent and KMA/Jenkins/Giannetto must receive timely (pursuant to the Leak Out Agreement) written notice of the number of shares being purchased, the purchase date, the per share price, and the total purchase price for the shares, the written notice being provided prior to, or simultaneously with, the payment of the purchase price; (ii) Stock Escrow Agent's timely (pursuant to the Leak Out Agreement) receipt of payment by wire transfer or certified check in the amount of the total purchase price; (iii) Stock Escrow Agent's receipt of proof that the appropriate changes have been made to SVXA's official corporate records reflecting the transfer of stock; and (iv) Stock Escrow Agent's receipt of new stock certificates issued to KMA/Jenkins/Giannetto reflecting the remaining number of shares held by KMA/Jenkins/Giannetto if any amount less than the full 910,000 January Shares are purchased by SVXA. The Stock Escrow Agent will not disburse any purchase funds to KMA/Jenkins/Giannetto or to anyone on their behalf, nor will Stock Escrow Agent disburse any new SVXA stock certificates to KMA/Jenkins/Giannetto or to anyone on their behalf, until delivery of the repurchased January Shares to SVXA.

Under the terms of the Leak Out Agreement, SVXA has been granted an exclusive Right of First Refusal through January 17, 2007, to match any bona fida offers that KMA/Jenkins/Giannetto may receive for the sale of any January Shares. SVXA's purchase of any January Shares pursuant to the Right of First Refusal must be paid by wire transfer(s) to the Stock Escrow Agent within 10 days of its exercise of the right of first refusal pursuant to the terms of the Leak Out Agreement. The Stock Escrow Agent will not disburse any purchase funds to KMA/Jenkins/Giannetto or to anyone on their behalf, nor will Stock Escrow Agent disburse any new SVXA stock certificates to KMA/Jenkins/Giannetto or to anyone on their behalf, until delivery to SVXA of the January Shares purchased by SVXA pursuant to the Right of First Refusal.

In the event SVXA does not buy any or all of the January Shares pursuant to the Leak Out Agreement, KMA/Jenkins/Giannetto are free to sell or otherwise transfer the remaining January Shares not repurchased by SVXA with the restriction that KMA/Jenkins/Giannetto not sell more than ten percent (10%) of the daily trading volume of SVXA shares as more particularly described in the Leak Out Agreement.

The October Shares will not be placed into escrow, but rather will be on deposit in an E*Trade KMA brokerage account. Should SVXA wish to purchase October Shares pursuant to the buy back provision in the Leak Out Agreement, SVXA must provide written notice to Stock Escrow Agent and KMA of the number of shares being purchased, the purchase date, the per share price, and the total purchase price for the shares. SVXA's purchase of the October Shares must be paid by wire transfer(s) or certified check(s) mailed by overnight mail to Stock Escrow Agent on or before July 30, 2006, in the amount of the purchase price for the shares being purchased. SVXA may purchase October Shares in multiple transactions up to the maximum of 400,000 shares during the period ending July 30, 2006. The Stock Escrow Agent will be required to (i) cause KMA to order out from E*Trade any and all of the October Shares purchased by SVXA pursuant to the buy back right under the Leak Out Agreement to be delivered to the Stock Escrow Agent, and (ii) to promptly cause said shares to be delivered to SVXA's offices at 503 Washington Ave, Suite 2D, Newtown, PA after receipt of the shares from E*Trade. Stock Escrow Agent will receive new stock certificates issued to KMA reflecting the remaining number of shares held by KMA if any amount less than the full 400,000 October Shares are purchased by SVXA. The Stock Escrow Agent will not disburse any purchase funds to KMA/Jenkins/Giannetto or to anyone on their behalf, nor will Stock Escrow Agent disburse any new SVXA stock certificates to KMA/Jenkins/Giannetto or to anyone on their behalf, until delivery of the repurchased October Shares to SVXA.

In the event SVXA does not buy back any or all of the October Shares pursuant to the Leak Out Agreement, KMA is free to sell or otherwise transfer the remaining October Shares not repurchased by SVXA with the restriction that KMA not sell more than ten percent (10%) of the daily trading volume of SVXA shares as more particularly described in the Leak Out Agreement.

5. Reliance of Stock Escrow Agent on Documents. Stock Escrow Agent may act in reliance upon any writing, instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has the power and was duly authorized to do so. Stock Escrow Agent shall not be liable in any manner as to the identity, authority or right of any person executing any of such documents or instruments and its duties hereunder shall be limited to those expressly stated herein.

6. Indemnification of Stock Escrow Agent. KMA, Jenkins, Giannetto, CF, and SVXA agree, jointly and severally, to indemnify, insure and hold Stock Escrow Agent harmless from and against, and reimburse Stock Escrow Agent for, any and all damages, losses, costs and expenses, including attorney fees and costs at all levels of proceedings, paid or incurred by Stock Escrow Agent, which arise by reason of or as a result of Stock Escrow Agent acting as escrow agent under this Agreement except to the extent that any such damages, losses, costs or expenses are the result of Stock Escrow Agent's gross negligence or willful misconduct. The Escrow Agent's fees in the ordinary course of performing its duties hereunder will be the responsibility of KMA, Jenkins, and Giannetto.

7. Interpleader Action in the Event of Dispute. If any of the parties hereto at any time disagree about the interpretation of this Agreement, or about the rights, duties or obligations of Stock Escrow Agent, or the propriety of any action contemplated by Stock Escrow Agent

hereunder, Stock Escrow Agent may, but shall not be required to, file a Motion in the Florida Court that reserves jurisdiction to enforce the Settlement Agreement, or an independent action of interpleader (at Stock Escrow Agent's option) in the Circuit Court of Orange County, Florida and deposit the stock certificates in the registry of such court. KMA, Jenkins, Giannetto, CF, and SVXA agree, jointly and severally, to indemnify, insure and hold Stock Escrow Agent harmless from and against, and reimburse Stock Escrow Agent for, any and all costs incurred by Stock Escrow Agent, in connection with the aforesaid Motion or interpleader action, as the case may be, and Stock Escrow Agent shall be fully protected in suspending all or part of its activities under this Agreement until a final judgment or other appropriate order in the interpleader action is received.

If Stock Escrow Agent is ever in doubt about any of its duties or obligations hereunder as escrow agent, then it shall also have the right, but not the duty, to so notify the other parties in writing and, thereafter, Stock Escrow Agent shall not be obligated to take any action with respect thereto unless and until (i) all parties have jointly directed Stock Escrow Agent in writing to take such action with respect to the duties or obligations in question, or (ii) a final order of a court of competent jurisdiction, from which no appeal has been taken and the appeal time expired or, if taken, has become final, to which Stock Escrow Agent and all other parties hereto are parties, has been entered directing Stock Escrow Agent to take such action with respect to the duties or obligations in question.

8. Liability of Stock Escrow Agent. Stock Escrow Agent shall not be liable to any party or other person or entity for any mistakes of fact or errors of judgment or for any acts or omissions of any kind unless the same constitute gross negligence or willful misconduct. KMA, Jenkins, Giannetto, CF, and SVXA further acknowledge that Stock Escrow Agent is not a guarantor of any the parties carrying out of their respective obligations under the Settlement Agreement or the Leak Out Agreement, Stock Escrow Agent's obligations hereunder being limited to those enumerated in this Escrow Agreement.

9. Resignation of Stock Escrow Agent. Stock Escrow Agent may resign as escrow agent hereunder upon ten (10) days written notice to the other parties hereto. If a successor escrow agent is not appointed by the other parties within this ten (10) day period, Stock Escrow Agent may, but shall have no duty to, petition a court of competent jurisdiction to name a successor. If no successor escrow agent is appointed by the parties by written notice to Stock Escrow Agent within the ten (10) day period, Stock Escrow Agent shall have no further duties or obligations whatsoever upon the expiration of said period until such time as a successor escrow agent is appointed and, at such time, the sole duty of Stock Escrow Agent shall be to deliver the stock or funds in its possession to the successor escrow agent. If no successor is appointed, the Stock Escrow Agent shall continue to hold all stock and/or funds in its possession at the time of the resignation until (i) all parties have jointly directed Stock Escrow Agent as to the disposition of the stock or funds, or (ii) a final order of a court of competent jurisdiction, from which no appeal has been taken and the appeal time expired or, if taken, has become final, to which Stock Escrow Agent and all other parties hereto are parties, has been entered directing Stock Escrow Agent as to the disposition of the stock or funds.

10. Jurisdiction and Venue. Jurisdiction of and venue for any action or proceeding to enforce or interpret this Agreement shall lie exclusively in the state courts of competent

jurisdiction in and for Orange County, Florida. Each of the parties hereto expressly waives its rights as to any other jurisdiction and venue and agrees that it shall be subject personally to the jurisdiction of the agreed-upon courts.

11. Attorneys Fees. In any action or proceeding between any of the parties regarding the enforcement or interpretation of this Agreement, the prevailing party or parties in such action or proceeding shall be entitled to collect and recover from the non-prevailing party or parties all costs of such action or proceeding incurred by such prevailing party or parties, including, but not limited to, reasonable attorney fees and costs through all levels of proceedings, including appeals.

12. Termination. This Agreement shall terminate and the Stock Escrow Agent shall be discharged of all responsibility hereunder pursuant to the order of a court of competent jurisdiction or otherwise at such time as the Stock Escrow Agent shall have completed its duties under Section 4 of this Agreement or has resigned pursuant to the terms of Section 9 of this Agreement, as the case may be. The rights of Stock Escrow Agent to indemnification and reimbursement pursuant to the terms of this Agreement shall survive the termination of this Agreement.

13. Stock Escrow Agent as Counsel for KMA/Jenkins/Giannetto: It is agreed by all parties hereto that the Stock Escrow Agent has been and shall remain counsel for KMA/Jenkins/Giannetto. Nothing in this Agreement shall be construed to prohibit Stock Escrow Agent from representing KMA/Jenkins/Giannetto in any litigation between KMA/Jenkins/Giannetto and SVXA which may arise out of this Agreement, including in any dispute over amounts held in escrow, and SVXA expressly waives the right to claim any conflict to preclude Stock Escrow Agent's representation of KMA/Jenkins/Giannetto. However, Stock Escrow Agent shall at all times comply with this Agreement notwithstanding Stock Escrow Agent's representation of KMA/Jenkins/Giannetto as counsel to KMA/Jenkins/Giannetto.

14. Notifications: All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered by facsimile, in person via overnight delivery, or sent by prepaid first class registered or certified mail, return receipt to the following addresses (unless timely notice of change of address is provided):

SVXA
503 Washington Avenue, Suite 2D
Newton, PA 18940
Phone: 215-675-5103
Fax: 215-860-3501

KMA Capital Partners, Inc.
7658 Municipal Drive
Orlando, FL 32819
Phone: 407-370-4300
Fax: 270-675-5103

James Jenkins

7658 Municipal Drive
Orlando, FL 32819
Phone: 407-370-4300
Fax: 407-226-1096

Charles Giannetto
7658 Municipal Drive
Orlando, FL 32819
Phone: 407-370-4300
Fax: 407-226-1096

Stock Escrow Agent:
T. Todd Pittenger, Esquire
Lowndes, Drosdick, Doster,
Kantor & Reed, P.A.
215 North Eola Drive
Orlando, Florida 32801
Phone: 407-843-4600
Fax: 407-843-4444

15. Counterparts. This Agreement may be executed in counterparts and transmitted by facsimile transmission, and each of such counterparts, whether an original or facsimile of an original, will be deemed to be an original and all of such counterparts together will constitute a single agreement.

16. No Third Party Beneficiary. It is the intent of the parties hereto that this Agreement is solely among the parties to this Agreement and no person, company or other legal entity not a party to this Agreement shall have any rights or privileges hereunder as a third party beneficiary or otherwise.

17. Complete Agreement. This Agreement constitutes the complete agreement between the parties in regard to the matters set forth herein, and may not be amended, changed or modified except by a writing signed by the party to be charged by such amendment, change or modification.

18. Construction Rules. In this Agreement, the use of any pronoun shall be deemed to include all genders, and the use of a singular pronoun shall include the plural, and vice versa, wherever, in either case, it appears appropriate from the context. Titles of Sections in this Agreement are for convenience of reference only, and shall neither limit nor amplify the provisions of this Agreement. The words "hereof," "herein," "hereto" and "hereunder" shall refer to this Agreement as a whole and not to any particular provision of this Agreement unless otherwise specifically provided.

19. Effective Date. This Agreement shall be deemed effective for all purposes as of the date first written above.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates specified below.

ESCROW AGENT:

LOWNDES, DROSDICK, DOSTER, KANTOR & REED, P.A.

By: ______________________
Its: ______________________

Address: 215 N. Eola Drive
Orlando, Florida 32801

KMA:

KMA CAPITAL PARTNERS, INC.

By: ______________________
Its: ______________________

Address: 7658 Municipal Drive
Orlando, FL 32819

JENKINS:

JAMES JENKINS

____

Address: 7658 Municipal Drive
Orlando, FL 32819

GIANNETTO:

CHARLES GIANNETTO

____

Address: 7658 Municipal Drive
Orlando, FL 32819

CF:

CF HOLDINGS, LLC

By: ______________________
Its: ______________________

Address: ______________________
____

SVXA:

SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC.

By: [signature]
Its: ______________________

Address: 503 WASHINGTON AVE
NEWTOWN, PA

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates specified below.

ESCROW AGENT:

LOWNDES, DROSDICK, DOSTER, KANTOR & REED, P.A.

Address: 215 N. Eola Drive
Orlando, Florida 32301

By: ____________________
Its: ____________________

KMA:

KMA CAPITAL PARTNERS, INC.

Address: 7658 Municipal Drive
Orlando, FL 32819

By: [signature]
Its: PRESIDENT

JENKINS:

JAMES JENKINS

Address: 7658 Municipal Drive
Orlando, FL 32819

[signature]

GIANNETTO:

CHARLES GIANNETTO

Address: 7658 Municipal Drive
Orlando, FL 32819

[signature]

CF:

CF HOLDINGS, LLC

Address: ____________________
____

By: [signature]
Its: Corp Sec

SVXA:

SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC.

Address: ____________________
____

By: ____________________
Its: ____________________

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates specified below.

ESCROW AGENT:

LOWNDES, DROSDICK, DOSTER, KANTOR & REED, P.A.

Address: 215 N. Eola Drive
Orlando, Florida 32801

By:
Its: Attorney, Shareholder & Vice-President

KMA:

KMA CAPITAL PARTNERS, INC.

Address: 7658 Municipal Drive
Orlando, FL 32819

By:
Its: PRESIDENT

JENKINS:

JAMES JENKINS

Address: 7658 Municipal Drive
Orlando, FL 32819

GIANNETTO:

CHARLES GIANNETTO

Address: 7658 Municipal Drive
Orlando, FL 32819

CF:

CF HOLDINGS, LLC

Address: ____________________

By: ____________________
Its: ____________________

SVXA:

SOVEREIGN EXPLORATION ASSOCIATES INTERNATIONAL, INC.

Address: ____________________

By: ____________________
Its: ____________________

Address: ______________________
____

KMA CAPITAL PARTNERS, LTD

By: ______________________

Its: ______________________

Address: ____________________
____

KMA CAPITAL PARTNERS, LTD

By: [signature]
Its: General Partner